ASSIGNMENT, SECURITY AGREEMENT AND MORTGAGE -
                                TRADEMARKS AND PATENTS
                                ---------------------

                    THIS AGREEMENT is made this ___ day of __________, 1997, between BRADLEY PHARMACEUTICALS, INC., a New Jersey corporation ("Debtor") having an office at 383 Route 46 West, Fairfield, New Jersey 07004, and The CIT Group/Credit Finance, Inc. a Delaware corporation (the "Secured Party"), having an office at 10 South LaSalle Street, Chicago, Illinois 60603.

                    WHEREAS, Debtor has adopted the terms and designs described in Schedule A annexed hereto and made a part hereof;

                    WHEREAS, Debtor is the owner and holder of the patents listed on Schedule B hereto and made a part hereof; and

                    WHEREAS, as a condition to the Secured Party making any loans or advances to Debtor, Doak Dermatologics, Inc., Bradley Pharmaceuticals (Canada), Inc. And Bradley Pharmaceuticals Overseas, Inc. (collectively "Borrowers") pursuant to a Loan and Security Agreement, dated as of the date hereof (the "Loan Agreement") between Borrowers and the Secured Party, the Secured Party has required the execution and delivery of this Agreement by Debtor;

                    NOW, THEREFORE, IT IS AGREED that, for and in consideration of the loans and advances to be made in the discretion of Secured Party under the Loan Agreement, and other good and valuable consideration, the receipt of which is hereby acknowledged, and as collateral security for the full and prompt payment and performance of all Obligations, as hereinafter defined, Debtor does hereby mortgage to and pledge with the Secured Party, and grant to the Secured Party a security interest in, and all of its right, title and interest in and to, and assigns to Secured Party (i) each of the Trademarks (as hereinafter defined), the goodwill of the business symbolized by each of the Trademarks, all customer lists and other records of Debtor relating to the distribution of products bearing the Trademarks and each of the registrations described in Schedule A, and any formulas of Debtor used or usable in connection with the Trademarks; (ii) each of the Patents, as hereinafter defined, on Schedule B hereto; and (iii) any and all proceeds of the foregoing, including, without limitation, any claims by Debtor against third parties for past, present and future infringement of the Trademarks or the Patents (collectively, the "Collateral").

                    1. Terms defined in the Loan Agreement and not otherwise defined herein, shall have the meaning set forth in the Loan Agreement. As used in this Agreement, unless the context otherwise requires:

                    "Trademarks" shall mean (i) all trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto acquired under common law or statute, and whether by use or registration, and all registrations and recordings thereof, and applications therefor, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by Debtor, including, but not limited to, those described in Schedule A annexed hereto and made a part hereof, and (ii) all reissues, amendments, extensions or renewals thereof and all licenses thereof.

                    "Patents" shall mean (i) all letters patent of the United States or any other country, all right, title and interest therein and thereto, and all registrations and recordings thereof, and applications therefor, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by Debtor, including, but not limited to, those described in Schedule B annexed hereto and made a part hereof, and (ii) all reissues, divisions, continuations, continuations-in-part or extensions thereof and all licenses thereof.

                    "Obligations" shall mean all indebtedness, obligations, liabilities and agreements of any kind of Debtor to Secured Party, including without limitation the Loan Agreement, now existing or hereafter arising, direct or indirect (including participations or any interest of Secured Party in obligations of Debtor to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, due or not, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, and all loan agreements, documents and instruments evidencing any of the foregoing obligations or under which any of the foregoing obligations may have been issued, created, assumed or guaranteed, and all extensions, renewals, refundings, replacements and modifications of the foregoing.

                    2. Debtor hereby represents, warrants, covenants and agrees as follows:

                         (a) Debtor has the sole, full and clear title to the Trademarks in the United States and all other countries for the goods and services on which they are used by Debtor, and the registrations thereof are valid and subsisting and in full force and effect.

                         (b) Debtor will perform all acts and execute all documents, including, without limitation, assignments for security in form suitable for filing with the United States Patent and Trademark Office and state and local governments in the United States and in other countries, substantially in the forms of Exhibits 1 and 2 hereof, respectively, requested by the Secured Party at any time to evidence, perfect, maintain, record and enforce the Secured Party's interest in the Collateral or otherwise in furtherance of the provisions of this Agreement, and Debtor hereby authorizes the Secured Party to execute and file one or more financing statements (and similar documents) or copies thereof or of this Security Agreement with respect to the Collateral signed only by the Secured Party.

                         (c) Except to the extent that the Secured Party, upon prior written notice to Debtor, shall consent, Debtor (either itself or through licensees) will continue to use the Trademarks on all services and goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain the Trademarks and their registrations in full force free from any claim of abandonment for nonuse and Debtor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark or its registration may become invalidated.

                         (d) Debtor has the sole, full and clear title to each of the Patents shown on Schedule B hereto, subject to the Assignment, and the same are valid and subsisting and in full force and effect. None of the Patents has been abandoned, disclaimed or dedicated in whole or in part, and, except to the extent that the Secured Party, upon prior written notice by Debtor, shall consent, Debtor will not do any act, or omit to do any act, whereby the Patents may become so abandoned, disclaimed or dedicated and shall notify the Secured Party immediately if it knows of any reason or has reason to know that any such Patent or application may become so abandoned, disclaimed or dedicated.

                         (e) Debtor will promptly pay the Secured Party for any and all sums, costs, and expenses which the Secured Party may pay or incur pursuant to the provisions of this Agreement or in enforcing the Obligations, the Collateral or the security interest granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, travel, and reasonable attorneys' fees, all of which together with interest at the highest rate then payable on the Obligations shall be part of the Obligations and be payable on demand.

                         (f) In no event shall Debtor, either itself or through any agent, employee, licensee or designee, file an application for any Patent or Trademark registration with the United States Patent and Trademark Office or any similar office or agency in any state of the United States, or in any other country or any political subdivision thereof, unless it will promptly inform the Secured Party, and, upon request of the Secured Party, execute and deliver any and all assignments, agreements, instruments, documents and papers as the Secured Party may request to evidence the Secured Party's interest in such Patent or Trademark and the goodwill and general intangibles of Debtor relating thereto or represented thereby and Debtor hereby constitutes the Secured Party its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full.

                         (g) Debtor has the right and power to make the assignment and to grant the security interest herein granted; and the Collateral is not now, and at all times will not be, subject to any liens, mortgages, assignments, security interests or encumbrances of any nature whatsoever, except for the Assignment, and except in favor of the Secured Party and to the best knowledge of Debtor none of the Collateral is subject to any claim.

                         (h) Except to the extent that the Secured Party, upon prior written notice of Debtor, shall consent, Debtor will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license, or otherwise dispose of any of the Collateral, and nothing in this Agreement shall be deemed a consent by the Secured Party to any such action except as expressly permitted herein.

                         (i) As of the date hereof Debtor has no Patent or Trademark registrations in, or the subject of pending applications in, the United States Patent and Trademark Office or any similar office or agency in any state of the United States, or in any other country or any political subdivision thereof other than those described in Schedules A and B hereto.

                         (j) Debtor will take all necessary steps in any proceeding before the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, to maintain each Patent and each application and registration of the Trademarks and Patents, including, without limitation, if applicable, paying of maintenance fees, applications for reissues or extensions, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings (except to the extent that dedication, abandonment or invalidation is permitted under paragraphs 2(c) and 2(d) hereof).

                    3. Upon the occurrence of an Event of Default (as defined in the Loan Agreement) (whenever used herein, the term "Event of Default" having such meaning), in addition to all other rights and remedies of the Secured Party, whether under law, the Loan Agreement or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently, without (except as provided herein) notice to, or consent by, Debtor, the Secured Party shall have the following rights and remedies: (a) Debtor shall not make any use of the Patents or the inventions to which they pertain or the Trademarks or any mark similar thereto for any purpose; (b) the Secured Party may, at any time and from time to time, upon ten
          (10) days' prior notice to Debtor, license, whether on an exclusive or nonexclusive basis, any of the Patents or Trademarks, anywhere in the world for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine; (c) the Secured Party may (without assuming any obligations or liability thereunder), at any time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Debtor in, to and under any one or more license agreements with respect to the Collateral, and take or refrain from taking any action under any thereof, and Debtor hereby releases the Secured Party from, and agrees to hold the Secured Party free and harmless from and against any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement; (d) the Secured Party may, at any time and from time to time, upon ten
          (10) days' prior notice to Debtor, assign, sell, buy, or otherwise dispose of, the Collateral or any of it, either with or without special or other conditions or stipulations, and with power also to execute assurances, and do all other acts and things for completing the assignment, sale or disposition which the Secured Party shall, in its sole discretion, deem appropriate or proper; and (e) in addition to the foregoing, in order to implement the assignment, sale or other disposal of any of the Collateral pursuant to subparagraph 3(d) hereof, the Secured Party may, at any time, pursuant to the authority granted in the Power(s) of Attorney described in paragraph 4 hereof (such authority becoming effective on the occurrence or continuation as hereinabove provided of an Event of Default), execute and deliver on behalf of Debtor, one or more instruments of assignment of the Patents or Trademarks, in form suitable for filing, recording or registration in any country. Debtor agrees to pay when due all reasonable costs incurred in any such transfer of the Patents or Trademarks, including any taxes, fees and reasonable attorneys' fees, and all such costs shall be added to the Obligations. The Secured Party may apply the proceeds actually received from any such license, assignment, sale or other disposition to the reasonable costs and expenses thereof, including, without limitation, reasonable attorneys' fees and all legal, travel and other expenses which may be incurred by the Secured Party, and then to the Obligations, in such order as to principal or interest as the Secured Party may desire; and Debtor shall remain liable and will pay the Secured Party on demand any deficiency remaining, together with interest thereon at a rate equal to the highest rate then payable on the Obligations and the balance of any expenses unpaid. Nothing herein contained shall be construed as requiring the Secured Party to take any such action at any time. In the event of any such license, assignment, sale or other disposition of the Collateral, or any of it, after the occurrence or continuation as hereinabove provided of an Event of Default, Debtor shall supply its tooling, know-how and expertise relating to the manufacture and sale of the products covered by the Trademarks or Patents, and its customer lists and other records relating to the Trademarks or Patents and to the distribution of said products, to the Secured Party or its designee.

                    4. Concurrently with the execution and delivery hereof, Debtor is executing and delivering to the Secured Party, in the form of Exhibit 3 hereto, _____________ originals of a Power of Attorney, coupled with an interest, for the implementation of the assignment, sale or other disposal of the Trademarks and Patents pursuant to paragraphs 3(d) and (e) hereof and Debtor hereby releases the Secured Party from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Secured Party, under the powers of attorney granted herein other than actions taken or omitted to be taken through the gross negligence or willful misconduct of the Secured Party.

                    5. No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Agreement and executed by the party to be charged. The execution and delivery of this Agreement has been authorized by the Board of Directors of Debtor and by any necessary vote or consent of stockholders thereof. This Agreement shall be binding upon the successors, assigns or other legal representatives of Debtor, and shall, together with the rights and remedies of the Secured Party hereunder, inure to the benefit of the Secured Party, its successors, assigns or other legal representatives. This Agreement, the Obligations and the Collateral shall be governed in all respects by the laws of the United States and the laws of the State of Illinois. Debtor hereby submits to the nonexclusive jurisdiction of the state courts of the State of Illinois and the federal courts of the United States of America located in such State in any action or proceeding arising under this Security Agreement. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.

                    6. Secured Party shall reassign without warranties all of the Collateral to Debtor upon the repayment of the Obligations and the termination of the Loan Agreement.

                    IN WITNESS WHEREOF, Debtor and the Secured Party have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


          ATTEST:                       BRADLEY PHARMACEUTICALS, INC.


          By:__________________________      By:_______________________
          Name:                              Name:
          Title:                             Title:

          (CORPORATE SEAL)

                                        THE CIT GROUP/CREDIT FINANCE, INC.
                                        By:_______________________
                                        Name:
                                        Title:

                           SCHEDULE A TO SECURITY AGREEMENT
                          ---------------------------------
                                      TRADEMARKS
                                      ----------

                            BRADLEY PHARMACEUTICALS, INC.
                              Registered Trademarks (1)



          Registration        Description         Date of       State or
            Number              of Mark         Registration    Country
          ------------        -----------       ------------    -------





                                TRADEMARK APPLICATIONS
                                ---------------------

          Registration        Description        Date of       State or
            Number              of Mark        Registration    Country
          ------------        -----------      ------------    -------


          (1) All trademarks owned by Bradley Pharmaceuticals, Inc. and registered in the United States, the states of the United States, and/or foreign countries.

                           SCHEDULE B TO SECURITY AGREEMENT
                           -------------------------------
                                       PATENTS
                                       -------

          Patent                                Date Patent
          Number             Title of Patent       Issued       Country
          -------            ---------------    -----------     -------



                                 PATENT APPLICATIONS
                                  ------------------

          Serial             Title of       Filing
          Number              Patent         Date     Country   Inventor
          ------             --------       ------    -------   --------

                                                         Exhibit 1 to
                                                         Security Agreement



                               ASSIGNMENT FOR SECURITY
                                ----------------------
                                      (PATENTS)


                    WHEREAS, Bradley Pharmaceuticals, Inc., a New Jersey corporation (herein referred to as "Assignor"), owns the letters patent, and/or applications for letters patent, of the United States, more particularly described on Schedule 1-A annexed hereto as part hereof (the "Patents");

                    WHEREAS, Assignor is obligated to The CIT Group/ Credit Finance, Inc., a_____________________ corporation (herein referred to as "Assignee"), and has entered into an Assignment, Security Agreement and Mortgage-Trademarks and Patents dated the date hereof (the "Agreement") in favor of Assignee; and

                    WHEREAS, pursuant to the Agreement, Assignor has assigned to Assignee, and granted to Assignee a security interest in, and mortgage on, all right, title and interest of Assignor in and to the Patents, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof for the full term of the Patents, to secure the prompt payment, performance and observance of the Obligations, as defined in the Agreement;

                    NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby further assign unto Assignee and grant to Assignee a security interest in, and mortgage on, the Patents to secure the prompt payment, performance and observance of the Obligations.

                    Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the assignment of, security interest in and mortgage on the Patents made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

                    IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of the ____ day of ___________________, 1997.


          ATTEST:                            BRADLEY PHARMACEUTICALS, INC.,
                                             a New Jersey corporation


          By:__________________________      By:_______________________
          Name:                              Name:
          Title:                             Title:

          (CORPORATE SEAL)

          STATE OF NEW JERSEY )
                              ) ss.
          COUNTY OF __________     )

                    On this _____ day of ____________________, 1997, before
          me    personally     appeared    _________________________    and
          __________________________, to  me known,  who, being by  me duly sworn, did depose and say that they are the _________________ and ____________________________ of Bradley Pharmaceuticals,
          Inc., the corporation described in and which executed the foregoing instrument; that they know the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed by order of the Board of Directors of said corporation, and that they signed their names thereto by like order.


                                   _______________________________
                                        Notary Public

          My commission expires:
          _______________________________

                       SCHEDULE 1-A TO ASSIGNMENT FOR SECURITY
                      -----------------------------------------
                                       PATENTS
                                       -------


          Patent                             Date Patent
          Number         Title of Patent       Issued       Country
          ------         ---------------     -----------    -------





                                 PATENT APPLICATIONS
                                  -----------------

          Serial         Title of     Filing
          Number          Patent       Date      Country   Inventor
          ------         --------     ------     -------   --------

                                                         Exhibit 2 to
                                                         Security Agreement

                               ASSIGNMENT FOR SECURITY
                                ---------------------
                                     (TRADEMARKS)



               WHEREAS, Bradley Pharmaceuticals, Inc., a New Jersey corporation (herein referred to as "Assignor"), has adopted, used and is using the trademarks listed on the annexed Schedule 2-A, which trademarks are registered in the United States Patent and Trademark Office (the "Trademarks");

                    WHEREAS, Assignor is obligated to The CIT Group/Credit Finance, Inc., a Delaware corporation (herein referred to as "Assignee"), and has entered into an Assignment, Security Agreement and Mortgage-Trademarks and Patents (the "Agreement") in favor of Assignee; and

                    WHEREAS, pursuant to the Agreement, Assignor has assigned to Assignee and granted to Assignee a security interest in, and mortgage on, all right, title and interest of Assignor in and to the Trademarks, together with the goodwill of the business symbolized by the Trademarks and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof, to secure the payment, performance and observance of the Obligations, as defined in the Agreement;

                    NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby further assign unto Assignee and grant to Assignee a security interest in, and mortgage on, the Trademarks to secure the prompt payment, performance and observance of the Obligations.

                    Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the assignment of, security interest in and mortgage on the Trademarks made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

                    IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of the ______ day of_______________, 1997.


          ATTEST:                            BRADLEY PHARMACEUTICALS, INC.,
                                             a New Jersey corporation


          By:__________________________      By:_______________________
          Name:                              Name:
          Title:                             Title:

          (CORPORATE SEAL)

          STATE OF NEW JERSEY )
                              ) ss.
          COUNTY OF _________ )



                    On this ____ day of __________________, 1997, before me
          personally   appeared    __________________________________   and
          ________________________,  to me  known,  who, being  by me  duly sworn, did depose and say that they are the _______________ and _________________________ of Bradley Pharmaceuticals, Inc., the corporation described in and which executed the foregoing instrument; that they know the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed by order of the Board of Directors of said corporation, and that they signed their names thereto by like order.

                                   _______________________________
                                        Notary Public

          My commission expires:
          _______________________________

                       SCHEDULE 2-A TO ASSIGNMENT FOR SECURITY
                        --------------------------------------
                                      TRADEMARK
                                      ----------


                            BRADLEY PHARMACEUTICALS, INC.
                              Registered Trademarks (1)



          Registration        Description        Date of       State or
             Number             of Mark        Registration    Country
          ------------        -----------      ------------    --------




                                TRADEMARK APPLICATIONS
                                ---------------------


          Application         Description        Date of       State or
            Number              of Mark        Registration    Country
          -----------         -----------      -----------     --------


          (1) All trademarks owned by Bradley Pharmaceuticals, Inc. and registered in the United States, the states of the United States, and/or foreign countries.

                                                         Exhibit 3 to
                                                         Security Agreement



                  SPECIAL POWER OF ATTORNEY COUPLED WITH AN INTEREST
                 ---------------------------------------------------

          STATE OF NEW JERSEY )
                              ) ss.
          COUNTY OF ________  )



                    KNOW ALL MEN BY THESE PRESENTS, THAT Bradley Pharmaceuticals, Inc., a New Jersey corporation with its principal office at 383 Route 467 West, Fairfield, New Jersey 07004, (hereinafter called "Assignor") hereby appoints and constitutes The CIT Group/Credit Finance, Inc., a Delaware corporation (hereinafter called "Assignee"), its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of
          Assignor:

               1.   For  the  purpose  of assigning,  selling  or otherwise
          disposing of all right, title and interest of Assignor in and to any letters patent of the United States or any other country, and all pending applications therefor, and all reissues, divisions, continuations, continuations-in-part and extensions thereof, and for the purpose of the filing and prosecution of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

               2. For the purpose of assigning, selling or otherwise disposing of all right, title and interest of Assignor in and to any trademarks, trade names, trade styles and service marks, and all registrations, recordings and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering, filing and prosecution of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose; and

               3.   To  execute   any   and  all   documents,   statements,
          certificates or other papers necessary or advisable in order to obtain the purposes described above as Assignee may in its sole discretion determine.

               This power of attorney is made pursuant to an Assignment, Security Agreement and Mortgage Trademarks and Patents, dated the date hereof, between Assignor and Assignee and takes effect solely for the purposes of paragraphs 3(d) and (e) thereof and is subject to the conditions thereof and may not be revoked until the payment in full of all "Obligations" as defined in such Assignment, Security Agreement and Mortgage.


          Dated:  _____________________, 1997.


          ATTEST:                                BRADLEY PHARMACEUTICALS, INC.,
                                                 a New Jersey corporation


          By:___________________________     By:_______________________
          Name:                                   Name:
          Title:                                  Title:


          (CORPORATE SEAL)

          STATE OF NEW JERSEY )
                              ) ss.
          COUNTY OF __________     )


                    On  this ____  day of  ______________, 19__,  before me
          personally  appeared  _____________________________________   and
          _________________________,  to me  known, who,  being by  me duly sworn, did depose and say that they are the ________________ and ___________________ of Bradley Pharmaceuticals, Inc., the corporation described in and which executed the foregoing instrument; that they know the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed by order of the Board of Directors of said corporation, and that they signed their names thereto by like order.


                                   _______________________________
                                        Notary Public

          My commission expires:
          _______________________________